[LOGO] Merrill Lynch  Investment Managers

Annual Report

March 31, 2002

Merrill Lynch
Small Cap Value
Fund, Inc.

www.mlim.ml.com

                    MERRILL LYNCH SMALL CAP VALUE FUND, INC.

As of March 31, 2002

Portfolio Information (unaudited)

                                               Percent of
Ten Largest Equity Holdings                    Net Assets
---------------------------------------------------------
Charter One Financial, Inc.......................    1.7%
Orthodontic Centers of America, Inc..............    1.7
Symbol Technologies, Inc.........................    1.7
CNF Transportation, Inc..........................    1.6
Tech Data Corporation............................    1.6
Banknorth Group, Inc.............................    1.5
Watsco, Inc. (ClassA)............................    1.5
Knight Trading Group, Inc........................    1.3
Outback Steakhouse, Inc..........................    1.3
The Men's Wearhouse, Inc.........................    1.3

                                               Percent of
Five Largest Industries                        Net Assets
---------------------------------------------------------
Software.........................................    6.1%
Commercial Services & Supplies...................    5.9
Health Care Providers & Services.................    5.8
Specialty Retail.................................    5.5
Oil & Gas........................................    5.4

                        Merrill Lynch Small Cap Value Fund, Inc., March 31, 2002

DEAR SHAREHOLDER

Fiscal Year in Review

For the 12 months ended March 31, 2002, Merrill Lynch Small Cap Value Fund, Inc. significantly outperformed the unmanaged Russell 2000 Index. The Fund's Class A, Class B, Class C and Class D Shares had total returns of +31.56%, +30.22%, +30.23% and +31.17%, respectively, compared to the +13.98% total return for the Russell 2000 Index. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4-6 of this report to shareholders.)

Small-capitalization stocks performed well during the 12 months ended March 31, 2002, leading large-capitalization stocks for the second year in a row. Aggressive interest rate cuts by the Federal Reserve Board in April 2001 sparked optimism for an economic recovery, leading to a brief upward move in the equity markets that lasted through the end of May. Stocks were volatile, however, reversing course several times during the year. Value stocks led growth stocks by the end of July 2001. The market then entered a period of steep decline late in the summer that sent the major market indexes tumbling. The September 11, 2001 terrorist attacks further accelerated the selling pressure, pushing the market to its low by the end of the third quarter. The fourth quarter then showed a sudden reversal, with the broad market rallying and aggressive growth stocks outperforming value stocks. In the first quarter of 2002, stocks again reversed course and traded sharply lower on fears of a "double-dip" in the US economy.

During the year ended March 31, 2002, the Fund's performance benefited from specific stock selection, with strong gains in consumer discretionary, health care, information technology and telecommunications services investments. Relative to the Russell 2000 Index, an underweighted position in the utilities sector and an overweighted stance in information technology also benefited the Fund's results. Performance was hindered somewhat by underweighted investments and adverse security selection in the better-performing financial services sector.

Individual stocks that benefited the Fund's results included Tech Data Corporation, Panera Bread Company and Network Associates, Inc. Tech Data Corporation, a global distributor of technology products, performed well during the year as the company gained market share from weaker competitors and delivered consistent earnings in a difficult environment for technology spending. Panera Bread Company, a company that owns and franchises bakery cafes, performed extremely well as it expanded its concept of bakery cafes and same-store sales, surpassing analysts' expectations. The stock price of Network Associates, Inc. also appreciated sharply as market conditions for anti-virus software improved and management produced positive changes in the company's operations. Fund performance during the year was hindered by investments in Knight Trading Group, Inc., a market-maker in NASDAQ securities, and FileNET Corporation, a developer of web-based software for large businesses. We maintained our investment in Knight Trading Group based on the company's market-leading position and our belief that new management will restructure operations for improved profitability. We reduced the Fund's position in FileNET Corporation on stock price strength, but continue to hold a core investment in that company's shares.

On March 31, 2002, the Fund's largest absolute industry commitment was in the information technology sector, followed by consumer discretionary and industrials. Our largest overweighting compared to the Russell 2000 Index was in the information technology sector, while our largest underweighting was in financial services stocks. The Fund's sector weights reflect our positive outlook for the US economy and expectations that economically sensitive sectors, such as industrials and technology, are likely to outperform the overall market during the coming year. Moreover, we continue to invest in companies that we believe represent attractive values and are out of favor with investors because of a temporary interruption of long-term growth prospects.

In Conclusion

We are pleased that the Fund delivered favorable returns for the 12-month period ended March 31, 2002. Uncertainty surrounding the timing of an economic recovery in the United States, combined with the media's focus on recent corporate bankruptcies and accounting issues, will likely add to the stock market's volatility in the months ahead. During these turbulent times, we seek to capitalize on market volatility to identify attractive opportunities where, based on our fundamental research, we believe that share prices are unduly depressed.

We thank you for your continued investment in Merrill Lynch Small Cap Value Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director/Trustee

/s/ R. Elise Baum

R. Elise Baum
Senior Vice President and
Portfolio Manager

May 2, 2002

We are pleased to announce that R. Elise Baum is responsible for the day-to-day management of Merrill Lynch Small Cap Value Fund, Inc. Ms. Baum has been Managing Director of Merrill Lynch Investment Managers, L.P. since 2000; First Vice President from 1999 to 2000; Director from 1997 to 1999; and Vice President from 1995 to 1997. Ms. Baum is also a CFA(R) charterholder.

Important Tax Information (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Small Cap Value Fund, Inc. during the year ended March 31, 2002:

   Record                   Payable            Qualifying          Non-Qualifying            Total               Long-Term
    Date                     Date            Ordinary Income       Ordinary Income      Ordinary Income        Capital Gains
====================================================================================================================================
   Class A Shares
====================================================================================================================================
    7/10/2001              7/16/2001            $.034057              $.477003             $.511060               $.407033
   12/03/2001             12/07/2001            $.061409              $.241258             $.302667               $.113227
====================================================================================================================================
   Class B Shares
====================================================================================================================================
    7/10/2001              7/16/2001            $.031283              $.438166             $.469449               $.407033
   12/03/2001             12/07/2001            $.032253              $.126713             $.158966               $.113227
====================================================================================================================================
   Class C Shares
====================================================================================================================================
    7/10/2001              7/16/2001            $.032116              $.449832             $.481948               $.407033
   12/03/2001             12/07/2001            $.036988              $.145312             $.182300               $.113227
====================================================================================================================================
   Class D Shares
====================================================================================================================================
    7/10/2001              7/16/2001            $.033426              $.468177             $.501603               $.407033
   12/03/2001             12/07/2001            $.054194              $.212911             $.267105               $.113227
====================================================================================================================================

The qualifying ordinary income qualifies for the dividends received deduction for corporations.

Please retain this information for your records.


                                     2 & 3

                        Merrill Lynch Small Cap Value Fund, Inc., March 31, 2002

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                                                     Ten Years/
                                                                           6-Month              12-Month          Since Inception
   As of March 31, 2002                                                  Total Return         Total Return          Total Return
====================================================================================================================================
   ML Small Cap Value Fund, Inc. Class A Shares*                             +30.40%             +31.56%              +370.33%
------------------------------------------------------------------------------------------------------------------------------------
   ML Small Cap Value Fund, Inc. Class B Shares*                             +29.75              +30.22               +324.61
------------------------------------------------------------------------------------------------------------------------------------
   ML Small Cap Value Fund, Inc. Class C Shares*                             +29.75              +30.23               +236.35
------------------------------------------------------------------------------------------------------------------------------------
   ML Small Cap Value Fund, Inc. Class D Shares*                             +30.20              +31.17               +256.45
------------------------------------------------------------------------------------------------------------------------------------
   Russell 2000 Index**                                                      +25.91              +13.98           +187.50/+120.35
------------------------------------------------------------------------------------------------------------------------------------

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares, respectively.
** An unmanaged broad-based Index comprised of small-capitalization common stocks. Ten years/since inception total return periods are ten years and from 10/31/94, respectively.

Class A and Class B Shares

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Russell 2000 Index. Values are from March 1992 to March 2002.

                                            3/92              3/93              3/94             3/95          3/96         3/97
ML Small Cap Value
Fund, Inc.+--Class A Shares*                $ 9,475           $10,488           $11,866          $12,916       $15,442      $18,163
ML Small Cap Value
Fund, Inc.+--Class B Shares*                $10,000           $10,956           $12,274          $13,219       $15,647      $18,219
Russell 2000 Index++                        $10,000           $11,487           $12,747          $13,451       $17,358      $18,245

                                            3/98              3/99              3/00             3/01              3/02
ML Small Cap Value
Fund, Inc.+--Class A Shares*                $26,006           $20,240           $31,835          $33,869           $44,558
ML Small Cap Value
Fund, Inc.+--Class B Shares*                $25,820           $19,892           $30,976          $32,605           $42,458
Russell 2000 Index++                        $25,911           $21,699           $29,791          $25,225           $28,752

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
 + The Fund invests all of its assets in Master Small Cap Value Trust. The Trust invests in a diversified portfolio of securities, primarily common stocks, of relatively small companies which the Trust's management believes have special investment value, and emerging growth companies regardless of size.
++ This unmanaged Index is comprised of approximately 2,000 small-capitalization common stocks from various industrial sectors.

Past performance is not predictive of future performance.

Class A and Class B Shares

Average Annual Total Return

                                              % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
   Class A Shares*
================================================================================
   One Year Ended 3/31/02                           +31.56%         +24.65%
--------------------------------------------------------------------------------
   Five Years Ended 3/31/02                         +19.66          +18.38
--------------------------------------------------------------------------------
   Ten Years Ended 3/31/02                          +16.75          +16.12
--------------------------------------------------------------------------------
 * Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**    Assuming maximum sales charge.

                                                  % Return         % Return
                                                 Without CDSC     With CDSC**
================================================================================
   Class B Shares*
================================================================================
   One Year Ended 3/31/02                           +30.22%         +26.22%
--------------------------------------------------------------------------------
   Five Years Ended 3/31/02                         +18.44          +18.23
--------------------------------------------------------------------------------
   Ten Years Ended 3/31/02                          +15.56          +15.56
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.


                                     4 & 5

                        Merrill Lynch Small Cap Value Fund, Inc., March 31, 2002

PERFORMANCE DATA (concluded)

Class C and Class D Shares

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Russell 2000 Index. Values are from October 21, 1994 to March 2002.

                                            10/21/94**        3/95              3/96             3/97         3/98         3/99
ML Small Cap Value
Fund, Inc.+--Class C Shares*                $10,000           $10,482           $12,404          $14,437      $20,463      $15,759
ML Small Cap Value
Fund, Inc.+--Class D Shares*                $ 9,475           $ 9,961           $11,879          $13,944      $19,912      $15,458
Russell 2000 Index++                        $10,000           $10,309           $13,303          $13,982      $19,856      $16,628

                                            3/00              3/01              3/02
ML Small Cap Value
Fund, Inc.+--Class C Shares*                $24,527           $25,824           $33,631
ML Small Cap Value
Fund, Inc.+--Class D Shares*                $24,266           $25,749           $33,775
Russell 2000 Index++                        $22,829           $19,330           $22,033

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
 + The Fund invests all of its assets in Master Small Cap Value Trust. The Trust invests in a diversified portfolio of securities, primarily common stocks, of relatively small companies which the Trust's management believes have special investment value, and emerging growth companies regardless of size.
++ This unmanaged Index is comprised of approximately 2,000 small-capitalization common stocks from various industrial sectors. The starting date for the Index in the graph is from 10/31/94.

      Past performance is not predictive of future performance.

Class C and Class D Shares

Average Annual Total Return

                                                  % Return         % Return
                                                 Without CDSC     With CDSC**
================================================================================
   Class C Shares*
================================================================================
   One Year Ended 3/31/02                           +30.23%         +29.23%
--------------------------------------------------------------------------------
   Five Years Ended 3/31/02                         +18.43          +18.43
--------------------------------------------------------------------------------
   Inception (10/21/94)
   through 3/31/02                                  +17.70          +17.70
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                               % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
   Class D Shares*
================================================================================
   One Year Ended 3/31/02                           +31.17%          +24.28%
--------------------------------------------------------------------------------
   Five Years Ended 3/31/02                         +19.35           +18.07
--------------------------------------------------------------------------------
   Inception (10/21/94)
   through 3/31/02                                  +18.63           +17.77
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

STATEMENT OF ASSETS AND LIABILITIES

MERRILL LYNCH
SMALL CAP VALUE
FUND, INC.    As of March 31, 2002
====================================================================================================================================
Assets:       Investment in Master Small Cap Value Trust, at value (identified cost--$2,803,828,845).                 $3,238,568,298
              Prepaid registration fees..............................................................                         45,329
                                                                                                                      --------------
              Total assets...........................................................................                  3,238,613,627
                                                                                                                      --------------
====================================================================================================================================
Liabilities:  Payables:
                Distributor.......................................................................... $    1,209,621
                Administrative fees..................................................................        581,795       1,791,416
                                                                                                      --------------
              Accrued expenses.......................................................................                        902,720
                                                                                                                      --------------
              Total liabilities......................................................................                      2,694,136
                                                                                                                      --------------
====================================================================================================================================
Net Assets:   Net assets ............................................................................                 $3,235,919,491
                                                                                                                      ==============
====================================================================================================================================
Net Assets    Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized..........                 $    5,125,474
Consist of:   Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized..........                      4,414,821
              Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized..........                      2,262,629
              Class D Shares of Common Stock, $.10 par value, 100,000,000 shares authorized..........                      1,912,756
              Paid-in capital in excess of par.......................................................                  2,736,291,305
              Undistributed realized capital gains on investments from the Trust--net................ $   51,173,053
              Unrealized appreciation on investments from the Trust--net.............................    434,739,453
                                                                                                      --------------
              Total accumulated earnings--net........................................................                    485,912,506
                                                                                                                      --------------
              Net assets.............................................................................                 $3,235,919,491
                                                                                                                      ==============
====================================================================================================================================
Net Asset     Class A--Based on net assets of $1,259,687,734 and 51,254,736 shares outstanding.......                 $        24.58
Value:                                                                                                                ==============
              Class B--Based on net assets of $1,003,961,266 and 44,148,208 shares outstanding.......                 $        22.74
                                                                                                                      ==============
              Class C--Based on net assets of $504,537,061 and 22,626,288 shares outstanding.........                 $        22.30
                                                                                                                      ==============
              Class D--Based on net assets of $467,733,430 and 19,127,562 shares outstanding.........                 $        24.45
                                                                                                                      ==============
====================================================================================================================================

              See Notes to Financial Statements.


                                     6 & 7

                        Merrill Lynch Small Cap Value Fund, Inc., March 31, 2002

STATEMENT OF OPERATIONS

   MERRILL LYNCH
   SMALL CAP VALUE
   FUND, INC.               For the Year Ended March 31, 2002
====================================================================================================================================
   Investment               Net investment income allocated from the Trust:
   Income from the            Dividends..........................................................                      $ 12,050,455
   Trust--Net:                Interest...........................................................                         9,953,514
                              Securities lending--net............................................                           348,707
                              Expenses...........................................................                       (12,111,293)
                                                                                                                       ------------
                            Total net investment income from the Trust...........................                        10,241,383
                                                                                                                       ------------
====================================================================================================================================
   Expenses:                Account maintenance and distribution fees--Class B...................  $  7,846,454
                            Administration fees..................................................     5,825,726
                            Account maintenance and distribution fees--Class C...................     2,936,232
                            Transfer agent fees--Class A.........................................     1,823,970
                            Transfer agent fees--Class B.........................................     1,698,622
                            Account maintenance fees--Class D....................................       802,903
                            Transfer agent fees--Class C.........................................       654,868
                            Transfer agent fees--Class D.........................................       631,688
                            Registration fees....................................................       320,749
                            Printing and shareholder reports.....................................       172,623
                            Professional fees....................................................       117,511
                            Directors' fees and expenses.........................................        29,411
                            Accounting services..................................................           142
                            Other................................................................        15,515
                                                                                                   ------------
                            Total expenses.......................................................                        22,876,414
                                                                                                                       ------------
                            Investment loss--net.................................................                       (12,635,031)
====================================================================================================================================
   Realized &               Realized gain on investments from the Trust--net.....................                       113,383,799
   Unrealized Gain          Change in unrealized appreciation/depreciation on investments from
   From The Trust--           the Trust--net.....................................................                       471,356,186
   Net On Investments:                                                                                                 ------------

                            Net Increase in Net Assets Resulting from Operations.................                      $572,104,954
                                                                                                                       ============
====================================================================================================================================

   See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

MERRILL LYNCH                                                                                      For the Year Ended March 31,
SMALL CAP VALUE                                                                                   -------------------------------
FUND, INC.               Increase (Decrease) in Net Assets:                                            2002            2001+
====================================================================================================================================
Operations:              Investment loss--net...................................................  $  (12,635,031) $   (3,094,664)
                         Realized gain on investments and from the Trust--net...................     113,383,799     181,674,101
                         Change in unrealized appreciation/depreciation on investments and from
                           the Trust--net.......................................................     471,356,186    (109,331,863)
                                                                                                  --------------  --------------
                         Net increase in net assets resulting from operations...................     572,104,954      69,247,574
                                                                                                  --------------  --------------
====================================================================================================================================
Distributions to         Realized gain on investments--net:
Shareholders:              Class A..............................................................     (52,184,359)   (108,672,381)
                           Class B..............................................................     (40,380,446)   (101,535,647)
                           Class C..............................................................     (14,514,419)    (17,450,156)
                           Class D..............................................................     (17,223,076)    (30,462,583)
                                                                                                  --------------  --------------
                         Net decrease in net assets resulting from distributions to shareholders    (124,302,300)   (258,120,767)
                                                                                                  --------------  --------------
====================================================================================================================================
Capital Share            Net increase in net assets derived from capital share transactions.....   1,237,290,683     517,024,475
Transactions:                                                                                     --------------  --------------
====================================================================================================================================
Net Assets:              Total increase in net assets...........................................   1,685,093,337     328,151,282
                         Beginning of year......................................................   1,550,826,154   1,222,674,872
                                                                                                  --------------  --------------
                         End of year............................................................  $3,235,919,491  $1,550,826,154
                                                                                                  ==============  ==============
====================================================================================================================================

+ On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in Master Small Cap Value Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

      See Notes to Financial Statements.


                                     8 & 9

                        Merrill Lynch Small Cap Value Fund, Inc., March 31, 2002

FINANCIAL HIGHLIGHTS

                   The following per share data and ratios                                Class A
                   have been derived from information        ------------------------------------------------------------------
MERRILL LYNCH      provided in the financial statements.                        For the Year Ended March 31,
SMALL CAP VALUE                                              ------------------------------------------------------------------
FUND, INC.         Increase (Decrease) in Net Asset Value:      2002           2001@        2000         1999          1998
===============================================================================================================================
Per Share          Net asset value, beginning of year .....  $     19.81   $   22.87   $     16.27   $     22.03    $     17.59
Operating                                                    -----------   ---------   -----------   -----------    -----------
Performance:       Investment income (loss)--net+ .........         (.01)         06          (.02)         (.02)          (.03)
                   Realized and unrealized gain (loss)
                   on investments and from the Trust--net .         5.84        1.23          8.84         (4.66)          7.20
                                                             -----------   ---------   -----------   -----------    -----------
                   Total from investment operations .......         5.83        1.29          8.82         (4.68)          7.17
                                                             -----------   ---------   -----------   -----------    -----------
                   Less distributions from realized gain on
                   investments--net........................        (1.06)      (4.35)        (2.22)        (1.08)         (2.73)
                                                             -----------   ---------   -----------   -----------    -----------
                   Net asset value, end of year ...........  $     24.58   $   19.81   $     22.87   $     16.27    $     22.03
                                                             ===========   =========   ===========   ===========    ===========
===============================================================================================================================
Total Investment   Based on net asset value per share .....       31.56%       6.39%        57.29%       (22.17%)        43.18%
Return:*                                                     ===========   =========   ===========   ===========    ===========
===============================================================================================================================
Ratios to Average  Expenses++ .............................          99%       1.04%         1.08%         1.08%          1.02%
Net Assets:                                                  ===========   =========   ===========   ===========    ===========
                   Investment income (loss)--net ..........        (.03%)        27%         (.12%)        (.10%)         (.13%)
                                                             ===========   =========   ===========   ===========    ===========
===============================================================================================================================
Supplemental       Net assets, end of year (in thousands) .  $ 1,259,688   $ 648,806   $   491,855   $   276,957    $   396,198
Data:                                                        ===========   =========   ===========   ===========    ===========
                   Portfolio turnover .....................           --          --        89.18%        57.82%         67.02%
                                                             ===========   =========   ===========   ===========    ===========
===============================================================================================================================

                   The following per share data and ratios                                Class B
                   have been derived from information        ------------------------------------------------------------------
                   provided in the financial statements.                        For the Year Ended March 31,
                                                             ------------------------------------------------------------------
                   Increase (Decrease) in Net Asset Value:      2002          2001@         2000           1999          1998
===============================================================================================================================
Per Share          Net asset value, beginning of year .....  $     18.44   $   21.59    $    15.37    $    21.03    $     16.91
Operating                                                    -----------   ---------     ---------    ----------    -----------
Performance:       Investment loss--net+ ..................         (.22)       (.15)         (.21)         (.20)          (.23)
                   Realized and unrealized gain (loss)
                   on investments and from the Trust--net .         5.67        1.15          8.35         (4.43)          6.90
                                                             -----------   ---------    ----------    ----------    -----------
                   Total from investment operations .......         5.45        1.00          8.14         (4.63)          6.67
                                                             -----------   ---------    ----------    ----------    -----------
                   Less distributions from realized
                   gain on investments--net ...............        (1.15)      (4.15)        (1.92)        (1.03)         (2.55)
                                                             -----------   ---------    ----------    ----------    -----------
                   Net asset value, end of year ...........  $     22.74   $   18.44    $    21.59    $    15.37    $     21.03
                                                             ===========   =========    ==========    ==========    ===========
===============================================================================================================================
Total Investment   Based on net asset value per share .....       30.22%       5.26%        55.72%       (22.96%)        41.72%
Return:*                                                     ===========   =========    ==========    ==========    ===========
===============================================================================================================================
Ratios to Average  Expenses++ .............................        2.01%       2.06%         2.11%         2.10%          2.05%
Net Assets:                                                  ===========   =========    ==========    ==========    ===========
                   Investment loss--net ...................       (1.04%)      (.75%)       (1.14%)       (1.12%)        (1.16%)
                                                             ===========   =========    ==========    ==========    ===========
===============================================================================================================================
Supplemental       Net assets, end of year (in thousands) .  $ 1,003,961   $ 563,316    $  511,780    $  378,610    $   611,364
Data:                                                        ===========   =========    ==========    ==========    ===========
                   Portfolio turnover .....................           --          --        89.18%        57.82%         67.02%
                                                             ===========   =========    ==========    ==========    ===========
===============================================================================================================================

                   The following per share data and ratios                                Class C
                   have been derived from information        -----------------------------------------------------------------
                   provided in the financial statements.                        For the Year Ended March 31,
                                                             -----------------------------------------------------------------
                   Increase (Decrease) in Net Asset Value:      2002          2001@          2000          1999         1998
==============================================================================================================================
Per Share          Net asset value, beginning of year .....  $     18.13    $   21.32    $     15.21    $   20.83    $   16.77
Operating                                                    -----------    ---------    -----------    ---------    ---------
Performance:       Investment loss--net+ ..................         (.23)        (.15)          (.21)        (.20)        (.23)
                   Realized and unrealized gain (loss)
                   on investments and from the Trust--net .         5.58         1.14           8.25        (4.38)        6.84
                                                             -----------    ---------    -----------    ---------    ---------
                   Total from investment operations .......         5.35           99           8.04        (4.58)        6.61
                                                             -----------    ---------    -----------    ---------    ---------
                   Less distributions from realized gain
                   on investments--net ....................        (1.18)       (4.18)         (1.93)       (1.04)       (2.55)
                                                             -----------    ---------    -----------    ---------    ---------
                   Net asset value, end of year ...........  $     22.30    $   18.13    $     21.32    $   15.21    $   20.83
                                                             ===========    =========    ===========    =========    =========
==============================================================================================================================
Total Investment   Based on net asset value per share .....       30.23%        5.29%         56.98%      (22.99%)      41.74%
Return:*                                                     ===========    =========    ===========    =========    =========
==============================================================================================================================
Ratios to Average  Expenses++ .............................        2.02%        2.08%          2.12%        2.12%        2.06%
Net Assets:                                                  ===========    =========    ===========    =========    =========
                   Investment loss--net ...................       (1.11%)       (.75%)        (1.16%)      (1.14%)      (1.17%)
                                                             ===========    =========    ===========    =========    =========
==============================================================================================================================
Supplemental       Net assets, end of year (in thousands) .  $   504,537    $ 140,610    $    67,390    $  38,249    $  70,159
Data:                                                        ===========    =========    ===========    =========    =========
                   Portfolio turnover .....................           --           --         89.18%       57.82%       67.02%
                                                             ===========    =========    ===========    =========    =========
==============================================================================================================================

                   The following per share data and ratios                                Class D
                   have been derived from information        ------------------------------------------------------------------
                   provided in the financial statements.                        For the Year Ended March 31,
                                                             ------------------------------------------------------------------
                   Increase (Decrease) in Net Asset Value:       2002          2001@          2000         1999          1998
===============================================================================================================================
Per Share          Net asset value, beginning of year .....  $     19.73    $     22.80    $   16.19    $    21.97    $   17.56
Operating                                                    -----------    -----------    ---------    ----------    ---------
Performance:       Investment income (loss)--net+ .........         (.07)            --@@       (.07)         (.06)        (.08)
                   Realized and unrealized gain (loss) on
                   investments and from the Trust--net ....         6.08           1.23         8.82         (4.65)        7.18
                                                             -----------    -----------    ---------    ----------    ---------
                   Total from investment operations .......         6.01           1.23         8.75         (4.71)        7.10
                                                             -----------    -----------    ---------    ----------    ---------
                   Less distributions from realized gain
                   on investments--net ....................        (1.29)         (4.30)       (2.14)        (1.07)       (2.69)
                                                             -----------    -----------    ---------    ----------    ---------
                   Net asset value, end of year ...........  $     24.45    $     19.73    $   22.80    $    16.19    $   21.97
                                                             ===========    ===========    =========    ==========    =========
===============================================================================================================================
Total Investment   Based on net asset value per share .....       31.17%          6.11%       56.98%       (22.37%)      42.80%
Return:*                                                     ===========    ===========    =========    ==========    =========
===============================================================================================================================
Ratios to Average  Expenses++ .............................        1.25%          1.30%        1.33%         1.33%        1.27%
Net Assets:                                                  ===========    ===========    =========    ==========    =========
                   Investment loss--net ...................        (.30%)         (.02%)       (.37%)        (.35%)       (.39%)
                                                             ===========    ===========    =========    ==========    =========
===============================================================================================================================
Supplemental       Net assets, end of year (in thousands) .  $   467,733    $   198,094    $ 151,650    $   82,279    $ 114,183
Data:                                                        ===========    ===========    =========    ==========    =========
                   Portfolio turnover .....................           --             --       89.18%        57.82%       67.02%
                                                             ===========    ===========    =========    ==========    =========
===============================================================================================================================

 *    Total investment returns exclude the effects of sales charges.
 +    Based on average shares outstanding.
++    Includes the Fund's share of the Trust's allocated expenses.
 @ On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in Master Small Cap Value Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.
@@    Amount is less than $.01 per share.

      See Notes to Financial Statements.


                                    10 & 11

                        Merrill Lynch Small Cap Value Fund, Inc., March 31, 2002

NOTES TO FINANCIAL STATEMENTS

MERRILL LYNCH SMALL CAP VALUE FUND, INC.

1. Significant Accounting Policies:

Merrill Lynch Small Cap Value Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Small Cap Value Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Trust owned by the Fund at March 31, 2002 was 99.7%. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributed to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $1,407 have been reclassified between paid-in capital in excess of par and undistributed net realized capital gains and $12,635,031 has been reclassified between undistributed net realized capital gains and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

The Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

--------------------------------------------------------------------------------
                                                       Account     Distribution
                                                     Maintenance        Fee
--------------------------------------------------------------------------------
Class B ...........................................     .25%            .75%
Class C ...........................................     .25%            .75%
Class D ...........................................     .25%             --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended March 31, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                           FAMD        MLPF&S
--------------------------------------------------------------------------------
Class A...............................................    $ 2,454    $   25,274
Class D...............................................    $83,997    $1,254,518
--------------------------------------------------------------------------------

For the year ended March 31, 2002, MLPF&S received contingent deferred sales charges of $626,920 and $109,821 relating to transactions in Class B and Class C Shares of the Fund, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $60,677 and $4,845 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:

Increases and decreases in the Fund's investment in the Trust for the year ended March 31, 2002 were $1,148,250,793 and $57,312,525, respectively.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $1,237,290,683 and $517,024,475 for the years ended March 31, 2002 and March 31,
2001, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                          Dollar
Ended March 31, 2002                                  Shares         Amount
--------------------------------------------------------------------------------
Shares sold ..................................      29,464,001    $ 676,751,545
Shares issued to shareholders
in reinvestment of distributions .............       2,226,932       49,979,765
                                                   -----------    -------------
Total issued .................................      31,690,933      726,731,310
Shares redeemed ..............................     (13,185,689)    (300,822,791)
                                                   -----------    -------------
Net increase .................................      18,505,244    $ 425,908,519
                                                   ===========    =============
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Class A Shares for the Year                                          Dollar
Ended March 31, 2001                                  Shares         Amount
--------------------------------------------------------------------------------
Shares sold ..................................      13,254,812    $ 280,330,802
Shares issued to shareholders
in reinvestment of distributions .............       5,242,563      104,560,309
                                                    ----------    -------------
Total issued .................................      18,497,375      384,891,111
Shares redeemed ..............................      (7,249,765)    (152,423,992)
                                                    ----------    -------------
Net increase .................................      11,247,610    $ 232,467,119
                                                    ==========    =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                          Dollar
Ended March 31, 2002                                  Shares         Amount
--------------------------------------------------------------------------------
Shares sold ..................................      22,848,384    $ 483,611,669
Shares issued to shareholders
in reinvestment of distributions .............       1,796,258       37,286,928
                                                    ----------    -------------
Total issued .................................      24,644,642      520,898,597
Automatic conversion of shares.. .............      (2,182,825)     (46,070,493)
Shares redeemed ..............................      (8,856,690)    (185,347,716)
                                                    ----------    -------------
Net increase .................................      13,605,127    $ 289,480,388
                                                    ==========    =============
--------------------------------------------------------------------------------


                                    12 & 13

                        Merrill Lynch Small Cap Value Fund, Inc., March 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

MERRILL LYNCH SMALL CAP VALUE FUND, INC.

--------------------------------------------------------------------------------
Class B Shares for the Year                                          Dollar
Ended March 31, 2001                                  Shares         Amount
--------------------------------------------------------------------------------
Shares sold ..................................      10,714,474    $ 210,381,543
Shares issued to shareholders
in reinvestment of distributions .............       4,998,332       93,536,174
                                                    ----------    -------------
Total issued .................................      15,712,806      303,917,717
Automatic conversion of shares ...............      (1,629,987)     (32,110,735)
Shares redeemed ..............................      (7,249,682)    (143,444,498)
                                                    ----------    -------------
Net increase .................................       6,833,137    $ 128,362,484
                                                    ==========    =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                          Dollar
Ended March 31, 2002                                  Shares         Amount
--------------------------------------------------------------------------------
Shares sold ..................................      16,798,630    $ 351,927,316
Shares issued to shareholders
in reinvestment of distributions .............         657,176       13,418,691
                                                    ----------    -------------
Total issued .................................      17,455,806      365,346,007
Shares redeemed ..............................      (2,583,577)     (53,051,734)
                                                    ----------    -------------
Net increase .................................      14,872,229    $ 312,294,273
                                                    ==========    =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                          Dollar
Ended March 31, 2001                                  Shares         Amount
--------------------------------------------------------------------------------
Shares sold ..................................       4,657,747    $  89,777,086
Shares issued to shareholders
in reinvestment of distributions .............         867,472       15,886,557
                                                     ---------    -------------
Total issued .................................       5,525,219      105,663,643
Shares redeemed ..............................        (931,431)     (18,005,133)
                                                     ---------    -------------
Net increase .................................       4,593,788    $  87,658,510
                                                     =========    =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                          Dollar
Ended March 31, 2002                                  Shares         Amount
--------------------------------------------------------------------------------
Shares sold ..................................       9,997,155    $ 229,803,832
Automatic conversion of shares ...............       2,033,049       46,070,493
Shares issued to shareholders
in reinvestment of distributions .............         720,992       16,106,475
                                                    ----------    -------------
Total issued .................................      12,751,196      291,980,800
Shares redeemed ..............................      (3,665,476)     (82,373,297)
                                                    ----------    -------------
Net increase .................................       9,085,720    $ 209,607,503
                                                     =========    =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                          Dollar
Ended March 31, 2001                                  Shares         Amount
--------------------------------------------------------------------------------
Shares sold ..................................       2,961,376    $  62,084,125
Automatic conversion of shares ...............       1,530,247       32,110,731
Shares issued to shareholders
in reinvestment of distributions .............       1,418,959       28,213,812
                                                    ----------    -------------
Total issued .................................       5,910,582      122,408,668
Shares redeemed ..............................      (2,520,852)     (53,872,306)
                                                    ----------    -------------
Net increase .................................       3,389,730    $  68,536,362
                                                    ==========    =============
--------------------------------------------------------------------------------

5. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended March 31, 2002 and March 31, 2001 was as follows:

--------------------------------------------------------------------------------
                                                   3/31/2002        3/31/2001
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ............................   $  72,878,980    $ 177,125,591
  Net long-term capital gains ................      51,423,320       80,995,176
                                                 -------------    -------------
Total taxable distributions ..................   $ 124,302,300    $ 258,120,767
                                                 =============    =============
--------------------------------------------------------------------------------

As of March 31, 2002, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net ........................        $ 23,783,033
Undistributed long-term capital gains--net ................          39,836,928
                                                                   ------------
Total undistributed earnings--net .........................          63,619,961
Unrealized gains--net .....................................         422,292,545*
                                                                   ------------
Total accumulated earnings--net ...........................        $485,912,506
                                                                   ============
--------------------------------------------------------------------------------

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Small Cap Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Small Cap Value Fund, Inc. as of March 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Small Cap Value Fund, Inc. as of March 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
May 10, 2002

                                    14 & 15

                        Merrill Lynch Small Cap Value Fund, Inc., March 31, 2002


SCHEDULE OF INVESTMENTS                                          (in US dollars)
Master Small Cap Value Trust

                             Shares                                                                               Percent of
Industry                      Held                         Stocks                        Cost            Value    Net Assets
============================================================================================================================
Aerospace & Defense         342,200   +ESCO Technologies Inc.                        $  5,584,669    $ 13,291,048    0.4%
                            684,200    Precision Castparts Corp.                       18,946,246      24,227,522    0.8
                            747,400   +Triumph Group, Inc. (a)                         23,672,496      29,298,080    0.9
                                                                                     ------------    ------------    ---
                                                                                       48,203,411      66,816,650    2.1
----------------------------------------------------------------------------------------------------------------------------
Auto Components           1,127,600   +Keystone Automotive Industries, Inc. (a)        10,541,552      19,372,168    0.6
----------------------------------------------------------------------------------------------------------------------------
Banks                     1,837,900    Banknorth Group, Inc.                           35,660,865      48,428,665    1.5
                          1,810,001    Charter One Financial, Inc.                     37,109,402      56,508,231    1.7
                            621,100    First Midwest Bancorp, Inc.                     17,811,044      18,036,744    0.6
                                                                                     ------------    ------------    ---
                                                                                       90,581,311     122,973,640    3.8
----------------------------------------------------------------------------------------------------------------------------
Biotechnology               949,081   +Diversa Corporation                             12,469,123      12,053,329    0.4
                            805,400   +Incyte Genomics, Inc.                            9,978,472       9,584,260    0.3
                            889,100   +Maxygen Inc.                                    12,175,069      11,131,532    0.3
                            531,800   +Medarex, Inc.                                    9,157,092       8,577,402    0.3
                            460,900   +Vertex Pharmaceuticals Incorporated             10,484,989      12,840,674    0.4
                          1,074,300   +Vical Incorporated (a)                          13,467,754       9,937,275    0.3
                                                                                     ------------    ------------    ---
                                                                                       67,732,499      64,124,472    2.0
----------------------------------------------------------------------------------------------------------------------------
Building Products         2,777,900    Watsco, Inc. (Class A) (a)                      32,273,896      49,585,515    1.5
----------------------------------------------------------------------------------------------------------------------------
Chemicals                   277,700   +Symyx Technologies, Inc.                         6,105,596       5,734,505    0.2
----------------------------------------------------------------------------------------------------------------------------
Commercial Services         827,000   +Ambassadors International, Inc. (a)              5,163,590       7,070,850    0.2
& Supplies                  429,100   +Convergys Corporation                           13,873,489      12,688,487    0.4
                            767,300   +DeVry, Inc.                                     20,609,625      23,118,749    0.7
                            548,000    G & K Services, Inc. (Class A)                  12,645,644      20,418,480    0.6
                            133,200    Herman Miller, Inc.                              3,066,790       3,167,496    0.1
                          1,227,000    IMS Health Incorporated                         23,699,722      27,546,150    0.9
                            344,600   +Iron Mountain Incorporated                      10,448,660      10,930,712    0.3
                            646,000    NDCHealth Corporation                           13,327,009      23,507,940    0.7
                          1,186,735   +On Assignment, Inc. (a)                         21,136,497      21,242,557    0.7
                          1,940,500   +PRG-Schultz International, Inc                  16,010,801      27,264,025    0.9
                            345,700   +Valassis Communications, Inc.                   12,506,949      13,354,391    0.4
                                                                                     ------------    ------------    ---
                                                                                      152,488,776     190,309,837    5.9
----------------------------------------------------------------------------------------------------------------------------
Communications              803,000   +Advanced Fibre Communications, Inc.             11,282,139      15,409,570    0.5
Equipment                 1,091,300   +Arris Group Inc.                                 8,940,979      10,149,090    0.3
                          4,353,105   +Aspect Communications Corporation (a)           23,656,333      17,020,641    0.5
                          1,054,600   +Computer Network Technology Corporation         10,329,263      13,941,812    0.4
                          2,264,119   +Proxim Corporation                              11,408,246       5,433,885    0.2
                            250,700    Scientific-Atlanta, Inc.                         5,831,888       5,791,170    0.2
                                                                                     ------------    ------------    ---
                                                                                       71,448,848      67,746,168    2.1
----------------------------------------------------------------------------------------------------------------------------
Computers &               1,026,500   +Electronics for Imaging, Inc.                   19,825,630      18,784,950    0.6
Peripherals               5,083,200   +Maxtor Corporation                              27,624,446      35,328,240    1.1
                                                                                     ------------    ------------    ---

                                                                                       47,450,076      54,113,190    1.7
----------------------------------------------------------------------------------------------------------------------------
Containers &                672,400    Rock-Tenn Company (Class A)                      8,241,796      14,422,980    0.4
Packaging
----------------------------------------------------------------------------------------------------------------------------
Distributors                608,100    Applied Industrial Technologies, Inc.           10,220,824      11,705,925    0.4
                          1,239,000   +MSC Industrial Direct Co., Inc. (Class A)       17,425,590      28,373,100    0.9
                          1,433,210   +Nu Horizons Electronics Corp. (a)               12,579,318      14,117,118    0.4
                                                                                     ------------    ------------    ---
                                                                                       40,225,732      54,196,143    1.7
----------------------------------------------------------------------------------------------------------------------------
Diversified Financials    5,978,400   +Knight Trading Group, Inc.                      55,663,168      42,685,776    1.3
----------------------------------------------------------------------------------------------------------------------------
Electrical Equipment      1,802,500   +Paxar Corporation                               20,742,303      30,372,125    0.9
----------------------------------------------------------------------------------------------------------------------------
Electronic                  882,700   +Anixter International Inc.                      14,305,583      26,154,401    0.8
Equipment &                 314,750   +Clare, Inc.                                      2,564,843       1,148,837    0.0
Instruments                 121,800   +Cognex Corporation                               2,636,238       3,539,508    0.1
                          1,252,900   +Cree, Inc. (a)                                  25,249,576      17,077,027    0.5
                            211,200   +II-VI Incorporated                               2,919,246       3,199,680    0.1
                          4,727,500    Symbol Technologies, Inc.                       42,626,126      53,137,100    1.7
                          1,147,300   +Tech Data Corporation                           29,337,357      52,649,597    1.6
                                                                                     ------------    ------------    ---
                                                                                      119,638,969     156,906,150    4.8
----------------------------------------------------------------------------------------------------------------------------
Energy Equipment &          539,000   +BJ Services Company                             17,475,355      18,579,330    0.6
Services                    513,700    Diamond Offshore Drilling, Inc.                 15,179,433      16,058,262    0.5
                            575,400   +FMC Technologies, Inc.                          10,442,274      11,467,722    0.4
                            643,500    Halliburton Company                             10,400,190      10,984,545    0.3
                            727,800   +Key Energy Services, Inc.                        7,545,323       7,802,016    0.2
                            348,100   +National-Oilwell, Inc.                           7,615,414       8,817,373    0.3
                                                                                     ------------    ------------    ---
                                                                                       68,657,989      73,709,248    2.3
----------------------------------------------------------------------------------------------------------------------------
Food Products             1,119,800    Corn Products International, Inc.               29,511,060      36,057,560    1.1
                            463,471   +Dean Foods Company                              22,358,072      35,094,024    1.1
                                                                                     ------------    ------------    ---
                                                                                       51,869,132      71,151,584    2.2
----------------------------------------------------------------------------------------------------------------------------
Health Care                 348,400    C.R. Bard, Inc.                                 18,464,678      20,573,020    0.7
Equipment &                 238,500   +Closure Medical Corporation                      3,804,203       4,693,680    0.1
Supplies                  1,142,400   +Conceptus, Inc. (a)                             16,406,378      24,618,720    0.8
                            910,200   +INAMED Corporation                              23,271,495      29,945,580    0.9
                          1,673,000   +Intuitive Surgical, Inc.                        15,202,232      15,726,200    0.5
                            477,300    Mentor Corporation                               7,937,684      17,220,984    0.5
                                                                                     ------------    ------------    ---
                                                                                       85,086,670     112,778,184    3.5
----------------------------------------------------------------------------------------------------------------------------


                                    16 & 17

                        Merrill Lynch Small Cap Value Fund, Inc., March 31, 2002

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

Master Small Cap Value Trust (continued)

                             Shares                                                                                      Percent of
Industry                      Held                 Stocks                                       Cost            Value    Net Assets
===================================================================================================================================
Health Care               1,004,600   +Boron, LePore & Associates, Inc. (a)                $ 13,247,441     $ 12,175,752     0.4%
Providers & Services      1,341,300   +Caremark Rx, Inc.                                     18,645,930       26,155,350     0.8
                          2,156,000    Hooper Holmes, Inc.                                   14,296,575       22,616,440     0.7
                            612,100   +MAXIMUS, Inc.                                         20,745,754       18,809,833     0.6
                          1,969,500   +Orthodontic Centers of America, Inc.                  41,617,414       54,377,895     1.7
                            281,700    Owens & Minor, Inc.                                    5,024,808        5,532,588     0.2
                            150,200   +Pharmaceutical Product Development, Inc.               4,048,686        5,234,470     0.2
                          2,005,800   +Quintiles Transnational Corp.                         31,665,438       35,602,950     1.1
                            859,700   +WebMD Corporation                                      6,313,656        6,602,496     0.1
                                                                                           ------------     ------------     ---
                                                                                            155,605,702      187,107,774     5.8
-----------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants         418,200   +California Pizza Kitchen, Inc.                         8,069,649       10,459,182     0.3
& Leisure                 1,197,200   +Dover Downs Entertainment, Inc. (a)                   14,808,799       19,442,528     0.6
                            869,300   +Jack in the Box Inc.                                  21,924,761       25,774,745     0.8
                          1,180,400   +Outback Steakhouse, Inc.                              29,988,682       42,222,908     1.3
                            459,400   +Panera Bread Company (Class A)                         2,816,055       29,268,374     0.9
                                                                                           ------------     ------------     ---
                                                                                             77,607,946      127,167,737     3.9
-----------------------------------------------------------------------------------------------------------------------------------
Household Durables          441,100   +Furniture Brands International, Inc.                  10,112,622       16,078,095     0.5
                            131,100   +WCI Communities, Inc.                                  2,490,900        3,198,840     0.1
                                                                                           ------------     ------------     ---
                                                                                             12,603,522       19,276,935     0.6
-----------------------------------------------------------------------------------------------------------------------------------
IT Consulting &           1,108,900   +American Management Systems, Incorporated             15,599,072       20,715,361     0.6
Services                    114,600   +Anteon International Corporation                       2,062,800        2,383,680     0.1
                            659,300   +J.D. Edwards & Company                                 5,271,042       11,893,772     0.4
                          1,543,400   +Sykes Enterprises, Incorporated                       10,324,649       14,955,546     0.4
                                                                                           ------------     ------------     ---
                                                                                             33,257,563       49,948,359     1.5
-----------------------------------------------------------------------------------------------------------------------------------
Insurance                    80,000    American National Insurance Company                    5,869,228        7,560,000     0.2
                            358,800    PXRE Group Limited                                     6,843,993        8,611,200     0.3
                            955,300    Protective Life Corporation                           29,806,922       29,786,254     0.9
                            144,600    Scottish Annuity & Life Holdings, Ltd.                 1,756,501        2,747,400     0.1
                                                                                           ------------     ------------     ---
                                                                                             44,276,644       48,704,854     1.5
-----------------------------------------------------------------------------------------------------------------------------------
Internet & Catalog          599,100   +Coldwater Creek Inc. (a)                              11,930,662       10,640,016     0.3
Retail                      946,700   +Insight Enterprises, Inc.                             16,493,797       21,433,288     0.7
                                                                                           ------------     ------------     ---
                                                                                             28,424,459       32,073,304     1.0
-----------------------------------------------------------------------------------------------------------------------------------
Internet Software &         724,900   +Agile Software Corporation                             8,563,794        8,771,290     0.3
Services                  1,187,900   +Clarus Corporation (a)                                 7,136,117        4,525,899     0.1
                          9,619,800   +Commerce One, Inc.                                    32,852,504       15,006,888     0.5
                          3,494,400   +EXE Technologies, Inc. (a)                            15,012,804        7,512,960     0.2
                          1,879,700   +EarthLink, Inc.                                       18,246,220       19,078,955     0.6
                          5,824,200   +Liberate Technologies, Inc. (a)                       40,110,557       34,653,990     1.1
                            301,100   +Vastera, Inc.                                          3,432,441        4,465,313     0.1
                          9,523,100   +Vignette Corporation                                  39,671,171       32,759,464     1.0
                          1,441,200   +Vitria Technology, Inc.                                7,168,789        5,692,740     0.2
                                                                                           ------------     ------------     ---
                                                                                            172,194,397      132,467,499     4.1
-----------------------------------------------------------------------------------------------------------------------------------
Leisure Equipment &       2,652,500   +APAC Customer Services, Inc. (a)                      11,919,077        8,488,000     0.3
Products                  1,415,300   +DoubleClick Inc.                                      10,661,107       16,969,447     0.5
                            580,600   +Take-Two Interactive Software, Inc.                    5,791,436       11,670,060     0.3
                                                                                           ------------     ------------     ---
                                                                                             28,371,620       37,127,507     1.1
-----------------------------------------------------------------------------------------------------------------------------------
Machinery                   480,777    BHA Group Holdings, Inc. (Class A) (a)                 5,167,876        8,053,015     0.2
                            654,800    Gibraltar Steel Corporation (a)                       11,435,513       14,248,448     0.4
                            165,700   +Global Power Equipment Group Inc.                      2,020,518        2,066,279     0.1
                            782,200    Kaydon Corp.                                          19,602,196       21,119,400     0.7
                            178,180   +Miller Industries, Inc.                                4,196,214          577,303     0.0
                            617,300    Reliance Steel & Aluminum Co.                         15,583,826       17,031,307     0.5
                            794,800   +Shiloh Industries, Inc. (a)                            8,882,068        1,971,104     0.1
                          1,241,100   +Wolverine Tube, Inc. (a)                              19,008,438       10,797,570     0.3
                                                                                           ------------     ------------     ---
                                                                                             85,896,649       75,864,426     2.3
-----------------------------------------------------------------------------------------------------------------------------------
Marine                      350,100    UTI Worldwide, Inc.                                    4,838,792        6,931,980     0.2
-----------------------------------------------------------------------------------------------------------------------------------
Media                       252,100    Harte-Hanks, Inc.                                      6,631,636        7,976,444     0.2
                          2,634,600   +Paxson Communications Corporation                     27,010,267       28,875,216     0.9
                            694,400    The Reader's Digest Association, Inc. (Class A)       14,263,400       15,561,504     0.5
                            396,600   +Sinclair Broadcast Group, Inc. (Class A)               4,240,522        5,373,930     0.2
                                                                                           ------------     ------------     ---
                                                                                             52,145,825       57,787,094     1.8
-----------------------------------------------------------------------------------------------------------------------------------
Metals & Mining             612,700    A.M. Castle & Company                                  9,621,307        6,641,668     0.2
                            276,600   +Novamerican Steel, Inc.                                3,032,859        1,737,048     0.1
                            724,900    Quanex Corporation (a)                                15,388,516       25,733,950     0.8
                          1,700,981    Ryerson Tull, Inc. (a)                                26,949,303       18,625,742     0.6
                            648,310   +Zemex Corporation (a)                                  5,334,114        4,427,957     0.1
                                                                                           ------------     ------------     ---
                                                                                             60,326,099       57,166,365     1.8
-----------------------------------------------------------------------------------------------------------------------------------
Multiline Retail            561,500   +Factory 2-U Stores, Inc.                               9,532,883        7,243,350     0.2
-----------------------------------------------------------------------------------------------------------------------------------
Office Electronics          196,400   +Zebra Technologies Corporation (Class A)               7,596,586       10,623,276     0.3
-----------------------------------------------------------------------------------------------------------------------------------


                                     18 & 19

                        Merrill Lynch Small Cap Value Fund, Inc., March 31, 2002

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

Master Small Cap Value Trust (continued)

                       Shares                                                                                            Percent of
Industry                Held                 Stocks                                        Cost               Value      Net Assets
===================================================================================================================================
Oil & Gas               582,600    Burlington Resources Inc.                          $   21,101,943     $   23,356,434      0.7%
                        243,600   +Evergreen Resources, Inc.                               7,669,826         10,158,120      0.3
                        955,000    Noble Affiliates, Inc.                                 32,053,540         37,302,300      1.1
                        705,891   +Plains Resources Inc.                                   9,066,093         17,562,568      0.5
                        462,300   +Stone Energy Corporation                               17,205,711         17,914,125      0.6
                        542,950   +Tom Brown, Inc.                                         9,098,306         14,822,535      0.5
                      1,127,900    Vintage Petroleum, Inc.                                17,060,116         16,580,130      0.5
                      1,919,200    XTO Energy, Inc.                                       31,201,281         38,479,960      1.2
                                                                                      --------------     --------------      ---
                                                                                         144,456,816        176,176,172      5.4
-----------------------------------------------------------------------------------------------------------------------------------
Paper & Forest          917,000    Boise Cascade Corporation                              26,977,105         33,232,080      1.0
Products              1,372,600   +Mercer International, Inc. (a)                         13,380,405          9,553,296      0.3
                                                                                      --------------     --------------      ---
                                                                                          40,357,510         42,785,376      1.3
-----------------------------------------------------------------------------------------------------------------------------------
Personal                  1,317   +Adrien Arpel, Inc. (Preferred)                                  0                  0      0.0
Products
-----------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals         702,100   +Isis Pharmaceuticals, Inc.                              9,852,532         11,289,768      0.3
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate             768,300    Brandywine Realty Trust                                14,374,333         18,362,370      0.6
                        424,000    Camden Property Trust                                  12,603,113         16,586,880      0.5
                        101,700    Crescent Real Estate Equities Company                   1,813,597          1,972,980      0.1
                      2,084,600   +La Quinta Corp.                                        14,428,557         14,904,890      0.5
                      1,142,600    TrizecHahn Corporation                                 18,624,292         18,087,358      0.5
                                                                                      --------------     --------------      ---
                                                                                          61,843,892         69,914,478      2.2
-----------------------------------------------------------------------------------------------------------------------------------
Road & Rail           1,635,500    CNF Transportation Inc.                                47,520,179         53,955,145      1.6
-----------------------------------------------------------------------------------------------------------------------------------
Semiconductor           739,200   +ATMI, Inc.                                             15,883,478         23,247,840      0.7
Equipment &           1,127,500   +AXT, Inc. (a)                                          15,898,940         12,064,250      0.4
Products                677,600   +Actel Corp.                                            14,269,456         14,033,096      0.4
                        247,500   +Electroglas, Inc.                                       3,911,219          4,182,750      0.1
                        768,350   +IXYS Corporation                                        4,750,494          8,982,012      0.3
                        444,700   +Pixelworks, Inc.                                        5,921,618          5,727,736      0.2
                                                                                      --------------     --------------      ---
                                                                                          60,635,205         68,237,684      2.1
-----------------------------------------------------------------------------------------------------------------------------------
Software                926,200   +Aspen Technology, Inc.                                 14,102,831         21,209,980      0.6
                      2,462,260   +E.piphany, Inc.                                        13,590,681         18,614,686      0.6
                      2,544,800   +Entrust Technologies Inc.                              11,303,426         12,927,584      0.4
                      1,319,300   +FileNET Corporation                                    17,262,999         22,546,837      0.7
                        842,500   +i2 Technologies, Inc.                                   5,197,399          4,263,050      0.1
                        729,953   +InterVoice-Brite, Inc.                                  6,711,290          4,671,699      0.1
                        458,300   +Legato Systems, Inc.                                    5,359,388          4,129,283      0.1
                        499,200   +Micros Systems, Inc.                                    8,744,443         12,704,640      0.4
                      1,835,200   +Nuance Communications Inc. (a)                         14,139,621         12,534,416      0.4
                      5,123,900   +Parametric Technology Corporation                      34,536,125         30,948,356      1.0
                        705,600   +Progress Software Corporation                           9,231,315         12,799,584      0.4
                        720,720   +QRS Corporation                                         7,899,333          8,504,496      0.3
                        335,500   +RSA Security Inc.                                       3,404,044          3,019,500      0.1
                        695,600   +Radiant Systems, Inc.                                   4,366,685          6,295,180      0.2
                        279,800   +SmartForce Public Limited Company (ADR) (b)             3,978,082          2,937,900      0.1
                      1,729,600   +Transaction Systems Architects, Inc. (Class A)         20,768,140         19,717,440      0.6
                                                                                      --------------     --------------      ---
                                                                                         180,595,802        197,824,631      6.1
-----------------------------------------------------------------------------------------------------------------------------------
Specialty Retail        277,900   +Abercrombie & Fitch Co. (Class A)                       7,544,318          8,559,320      0.3
                        328,700   +American Eagle Outfitters, Inc.                         6,252,009          8,141,899      0.3
                        806,100   +Charlotte Russe Holding Inc.                           14,103,995         20,910,234      0.6
                        138,300   +Cost Plus, Inc.                                         2,393,505          3,784,220      0.1
                        314,500   +Linens 'n Things, Inc.                                  6,407,192          9,601,685      0.3
                      1,790,300   +The Men's Wearhouse, Inc.                              39,453,205         41,803,505      1.3
                        948,800   +Michael's Stores                                        9,883,002         35,864,640      1.1
                        359,000    The Talbots, Inc.                                      13,086,210         12,708,600      0.4
                      1,342,700   +United Rentals, Inc.                                   25,341,377         36,897,396      1.1
                                                                                      --------------     --------------      ---
                                                                                         124,464,813        178,271,499      5.5
-----------------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel &     694,800   +Fossil, Inc.                                           15,309,845         18,474,732      0.5
Luxury Goods            442,600   +The Timberland Company (Class A)                       15,653,976         18,699,850      0.6
                      2,074,300   +Unifi, Inc.                                            20,299,348         19,498,420      0.6
                                                                                      --------------     --------------      ---
                                                                                          51,263,169         56,673,002      1.7
-----------------------------------------------------------------------------------------------------------------------------------
Transportation          827,000   +Ambassadors Group, Inc                                  6,598,573         11,387,790      0.3
Infrastructure
-----------------------------------------------------------------------------------------------------------------------------------
                                   Total Stocks                                        2,477,218,902      2,913,004,340     89.6
-----------------------------------------------------------------------------------------------------------------------------------
                        Face
                       Amount                   Short-Term Securities
===================================================================================================================================
Commercial Paper*   $30,000,000   Gannett Company, 1.80% due 4/10/2002                    29,982,000         29,982,000      0.9
                     57,085,000   General Motors Acceptance Corp.,
                                  1.85% due 4/01/2002                                     57,076,199         57,076,199      1.8
                                  International Lease Finance:
                     40,000,000      1.80% due 4/10/2002                                  39,976,000         39,976,000      1.2
                     20,000,000      1.81% due 4/25/2002                                  19,972,850         19,972,850      0.6
                     20,000,000   Verizon Network, 1.78% due 4/18/2002                    19,980,222         19,980,222      0.6
                                                                                         -----------        -----------      ---
                                                                                         166,987,271        166,987,271      5.1
------------------------------------------------------------------------------------------------------------------------------------


                                    20 & 21

                        Merrill Lynch Small Cap Value Fund, Inc., March 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

Master Small Cap Value Trust (concluded)

                            Face                                                                                          Percent of
                           Amount                 Short-Term Securities                      Cost             Value       Net Assets
====================================================================================================================================
US Government           $50,000,000   Federal Home Loan Bank, 1.78% due 4/24/2002       $   49,935,722   $   49,935,722       1.5%
Agency Obligations*      60,000,000   Federal Home Loan Mortgage Corporation
                                      Participation Certificates, 1.72% due 4/09/2002       59,968,467       59,968,467       1.9
                                                                                        --------------    -------------      ----
                                                                                           109,904,189      109,904,189       3.4
------------------------------------------------------------------------------------------------------------------------------------
Supranational*           53,600,000   International Bank For Reconstruction,
                                      1.81% due 5/07/2002                                   53,494,899       53,494,899       1.7
------------------------------------------------------------------------------------------------------------------------------------
                                      Total Short-Term Securities                          330,386,359      330,386,359      10.2
====================================================================================================================================
Total Investments                                                                       $2,807,605,261    3,243,390,699      99.8
                                                                                        ==============
Other Assets Less Liabilities                                                                                 5,568,666       0.2
                                                                                                         --------------     -----
Net Assets                                                                                               $3,248,959,365     100.0%
                                                                                                         ==============     =====
====================================================================================================================================

 +    Non-income producing security.
 * Commercial Paper, certain US Government Agency Obligations and Supranational securities are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust.
(a) Investments in companies 5% or more of whose outstanding securities are held by the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                           Net Share      Net           Dividend
Industry                Affiliate                          Activity       Cost           Income
------------------------------------------------------------------------------------------------
Aerospace & Defense     Triumph Group, Inc.                  442,300   $14,489,661         +
------------------------------------------------------------------------------------------------
Auto Components         Keystone Automotive
                        Industries, Inc.                     107,900       676,809         +
------------------------------------------------------------------------------------------------
Biotechnology           Vical Incorporated                   778,400     8,000,138         +
------------------------------------------------------------------------------------------------
Building Products       Watsco, Inc. (Class A)               386,700     5,144,060     $249,743
------------------------------------------------------------------------------------------------
Commercial Services     Ambassadors International, Inc.       51,000    (5,762,269)        +
& Supplies              On Assignment, Inc.                1,146,635    20,357,688         +
------------------------------------------------------------------------------------------------
Communications          Aspect Communications
Equipment                 Corporation                      2,375,805     7,267,518         +
------------------------------------------------------------------------------------------------
Distributors            Nu Horizons Electronics Corp.         99,850        51,510         +
------------------------------------------------------------------------------------------------
Electronic Equipment    Cree, Inc.                         1,252,900    25,249,576         +
& Instruments
------------------------------------------------------------------------------------------------
Health Care Equipment   Conceptus, Inc.                    1,142,400    16,406,378         +
& Supplies
------------------------------------------------------------------------------------------------
Health Care Providers   Boron, LePore & Associates, Inc.     374,400     4,921,548         +
& Services
------------------------------------------------------------------------------------------------
Hotels, Restaurants     Dover Downs Entertainment, Inc.      313,100     4,393,858         +
& Leisure
------------------------------------------------------------------------------------------------
Internet &              Coldwater Creek Inc.                 161,500     3,740,296         +
Catalog Retail
------------------------------------------------------------------------------------------------
Internet Software       Clarus Corporation                   837,000     4,670,277         +
& Services              EXE Technologies, Inc.             2,402,000     8,348,776         +
                        Liberate Technologies, Inc.        5,824,200    40,110,557         +
------------------------------------------------------------------------------------------------
Leisure Equipment       APAC Customer Services Inc.          385,700       531,455         +
& Products
------------------------------------------------------------------------------------------------
Machinery               BHA Group Holdings, Inc.            (157,500)   (1,915,226)      52,435
                        Gibraltar Steel Corporation          104,500     1,752,866       81,764
                        Shiloh Industries, Inc.               79,900    (1,027,281)        +
                        Wolverine Tube, Inc.                 334,500     4,678,564         +
------------------------------------------------------------------------------------------------
Metals &                Quanex Corporation                   213,200     5,272,350      395,072
Mining                  Ryerson Tull, Inc.                   131,900       452,471      325,451
                        Zemex Corporation                   (215,300)   (1,948,737)        +
------------------------------------------------------------------------------------------------
Paper & Forest Products Mercer International, Inc.            41,100    (2,388,357)        +
------------------------------------------------------------------------------------------------
Semiconductor           AXT, Inc.                          1,127,500    15,898,940         +
Equipment & Products
------------------------------------------------------------------------------------------------
Software                Nuance Communications Inc.         1,835,200    14,139,621         +
------------------------------------------------------------------------------------------------

 +    Non-income producing security.
(b)   American Depositary Receipts (ADR).

     See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

MASTER SMALL
CAP VALUE
TRUST         As of March 31, 2002
====================================================================================================================================
Assets:       Investments, at value (including securities loaned of $265,610,989)
                (identified cost--$2,807,605,261) .....................................................               $3,243,390,699
              Cash.....................................................................................                      199,648
              Investments held as collateral for loaned securities, at value...........................                  280,467,800
              Receivables:
                Contributions.......................................................................... $  26,305,171
                Securities sold........................................................................     7,357,917
                Dividends..............................................................................     1,144,775
                Loaned securities......................................................................        34,724     34,842,587
                                                                                                        -------------
              Prepaid expenses and other assets........................................................                       77,915
                                                                                                                      --------------
              Total assets.............................................................................                3,558,978,649
                                                                                                                      --------------
====================================================================================================================================
Liabilities:  Collateral on securities loaned, at value................................................                  280,467,800
              Payables:
                Securities purchased...................................................................    19,874,847
                Withdrawals............................................................................     8,364,269
                Investment adviser.....................................................................     1,097,388     29,336,504
                                                                                                        -------------
              Accrued expenses and other liabilities...................................................                      214,980
                                                                                                                      --------------
              Total liabilities........................................................................                  310,019,284
                                                                                                                      --------------
====================================================================================================================================
Net Assets:   Net assets...............................................................................               $3,248,959,365
                                                                                                                      ==============
====================================================================================================================================
Net Assets    Investors' capital.......................................................................               $2,813,173,927
Consist of:   Unrealized appreciation on investments--net..............................................                  435,785,438
                                                                                                                      --------------
              Net assets...............................................................................               $3,248,959,365
                                                                                                                      ==============
====================================================================================================================================

              See Notes to Financial Statements.


                                    22 & 23

                        Merrill Lynch Small Cap Value Fund, Inc., March 31, 2002

STATEMENT OF OPERATIONS

MASTER SMALL CAP
VALUE TRUST              For the Year Ended March 31, 2002
====================================================================================================================================
Investment               Dividends .......................................................                     $    12,073,540
Income:                  Interest ........................................................                           9,970,484
                         Securities lending--net .........................................                             349,588
                                                                                                               ---------------
                         Total income ....................................................                          22,393,612
                                                                                                               ---------------
====================================================================================================================================
Expenses:                Investment advisory fees ........................................   $    11,136,073
                         Accounting services .............................................           521,020
                         Custodian fees ..................................................           255,918
                         Professional fees ...............................................           121,826
                         Trustees' fees and expenses .....................................            45,197
                         Pricing fees ....................................................             1,272
                         Printing and shareholder reports ................................               130
                         Other ...........................................................            55,041
                                                                                             ---------------

                         Total expenses ..................................................                          12,136,477
                                                                                                               ---------------
                         Investment income--net ..........................................                          10,257,135
====================================================================================================================================
Realized &               Realized gain on investments--net ...............................                         113,102,679
Unrealized Gain          Change in unrealized appreciation/depreciation on investments--net                        472,415,629
On Investments--Net:                                                                                           ---------------
                         Net Increase in Net Assets Resulting from Operations ............                     $   595,775,443
                                                                                                               ===============
====================================================================================================================================

      See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      For the       For the Period
MASTER SMALL CAP                                                                                    Year Ended    Sept. 1, 2000+ to
VALUE TRUST              Increase (Decrease) in Net Assets:                                       March 31, 2002    March 31, 2001
====================================================================================================================================
Operations:              Investment income--net ...............................................   $    10,257,135   $     7,202,182
                         Realized gain on investments--net ....................................       113,102,679       100,638,142
                         Change in unrealized appreciation/depreciation on investments--net ...       472,415,629      (167,772,844)
                                                                                                  ---------------   ---------------
                         Net increase (decrease) in net assets resulting from operations ......       595,775,443       (59,932,520)
                                                                                                  ---------------   ---------------
====================================================================================================================================
Capital                  Proceeds from contributions ..........................................     1,801,296,041     1,881,344,747
Transactions:            Fair value of withdrawals ............................................      (701,668,269)     (267,956,177)
                                                                                                  ---------------   ---------------
                         Net increase in net assets derived from capital transactions .........     1,099,627,772     1,613,388,570
                                                                                                  ---------------   ---------------
====================================================================================================================================
Net Assets:              Total increase in net assets .........................................     1,695,403,215     1,553,456,050
                         Beginning of period ..................................................     1,553,556,150           100,100
                                                                                                  ---------------   ---------------
                         End of period ........................................................   $ 3,248,959,365   $ 1,553,556,150
                                                                                                  ===============   ===============
====================================================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                      For the       For the Period
MASTER SMALL CAP         The following ratios have been derived from                                Year Ended     Sept. 1, 2000+ to
VALUE TRUST              information provided in the financial statements.                        March 31, 2002    March 31, 2001
====================================================================================================================================
Total Investment
Return:                                                                                                   32.13%                 --
                                                                                                  ==============    ===============
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average        Expenses .............................................................             .52%               .54%*
Net Assets:                                                                                       ==============    ===============
                         Investment income--net ...............................................             .44%               .85%*
                                                                                                  ==============    ===============
------------------------------------------------------------------------------------------------------------------------------------
Supplemental             Net assets, end of period (in thousands) .............................   $    3,248,959    $     1,553,556
Data:                                                                                             ==============    ===============
                         Portfolio turnover ...................................................           54.14%             42.30%
                                                                                                  ==============    ===============
------------------------------------------------------------------------------------------------------------------------------------

*     Annualized.
+     Commencement of operations.

      See Notes to Financial Statements.


                                    24 & 25

                        Merrill Lynch Small Cap Value Fund, Inc., March 31, 2002

NOTES TO FINANCIAL STATEMENTS

MASTER SMALL CAP VALUE TRUST

      1. Significant Accounting Policies:

      Master Small Cap Value Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of the Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

      (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust which may use a matrix system for valuations.

      (b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

      o Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      o Options--The Trust is authorized to write put and covered call options and purchase put and call options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

      When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

      o Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

      o Foreign currency options and futures--The Trust may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar-denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

      (c) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Accordingly, as a "pass through" entity, the Trust pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

      (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

      (e) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US Government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

      2. Investment Advisory Agreement and Transactions with Affiliates:

      The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

      FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee upon the average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average net assets not exceeding $1 billion, .475% of average daily net assets in excess of $1 billion but not exceeding $1.5 billion; and .45% of average daily net assets in excess of $1.5 billion.

      The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of March 31, 2002, the Trust lent securities with a value of $133,385,160 to MLPF&S. Pursuant to that order, the Trust also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. As of


                                    26 & 27

                        Merrill Lynch Small Cap Value Fund, Inc., March 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

MASTER SMALL CAP VALUE TRUST

      March 31, 2002, cash collateral of $84,224,850 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $196,242,950 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended March 31, 2002, QA Advisors received $29,395 in securities lending agent fees.

      In addition, MLPF&S received $533,101 in commissions on the execution of portfolio security transactions for the Trust for the year ended March 31, 2002.

      For the year ended March 31, 2002, the Trust reimbursed FAM $51,374 for certain accounting services.

      Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

      3. Investments:

      Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 2002 were $2,027,531,020 and $1,092,303,236, respectively.

      Net realized gains for the year ended March 31, 2002 and net unrealized gains as of March 31, 2002 were as follows:

      --------------------------------------------------------------------------
                                    Realized            Unrealized
                                      Gains               Gains
      --------------------------------------------------------------------------
      Long-term investments       $113,102,477         $435,785,438
      Short-term investments               202                   --
                                  ------------         ------------
      Total ..............        $113,102,679         $435,785,438
                                  ============         ============
      --------------------------------------------------------------------------

      As of March 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $423,312,165, of which $576,800,744 related to appreciated securities and $153,488,579 related to depreciated securities. At March 31, 2002, the aggregate cost of investments for Federal income tax purposes was $2,820,078,534.

      4. Short-Term Borrowings:

      The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund partner withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Trust did not borrow under the credit agreement during the year ended March 31, 2002.

   INDEPENDENT AUDITORS' REPORT

      The Board of Trustees and Investors,
      Master Small Cap Value Trust:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Small Cap Value Trust as of March 31, 2002, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year then ended and for the period September 1, 2000 (commencement of operations) to March 31, 2001. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Master Small Cap Value Trust as of March 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended and for the period September 1, 2000 (commencement of operations) to March 31, 2001 in conformity with accounting principles generally accepted in the United States of America.


      Deloitte & Touche LLP
      New York, New York
      May 10, 2002

                                    28 & 29

                        Merrill Lynch Small Cap Value Fund, Inc., March 31, 2002

OFFICERS AND DIRECTORS/TRUSTEES

                                                                                                         Number of
                                                                                                       Portfolios in      Other
                                                                                                       Fund Complex    Directorships
                                           Position(s)   Length                                         Overseen by       Held by
                                              Held       of Time       Principal Occupation(s)           Director/       Director/
Name               Address & Age           with Fund     Served        During Past 5 Years                Trustee        Trustee
------------------------------------------------------------------------------------------------------------------------------------
        Interested Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn*    800 Scudders Mill Road    President  1999 to    Chairman, Americas Region since       127 Funds        None
                   Plainsboro, NJ 08536      and        present    2001, and Executive Vice President  184 Portfolios
                   Age: 61                   Director/             since 1983 of Fund Asset
                                             Trustee               Management, L.P. ("FAM") and
                                                                   Merrill Lynch Investment Managers,
                                                                   L.P. ("MLIM"); President of Merrill
                                                                   Lynch Mutual Funds since 1999;
                                                                   President of FAM Distributors, Inc.
                                                                   ("FAMD") since 1986 and Director
                                                                   thereof since 1991; Executive Vice
                                                                   President and Director of Princeton
                                                                   Services, Inc. ("Princeton
                                                                   Services") since 1993; President of
                                                                   Princeton Administrators, L.P.
                                                                   since 1988; Director of Financial
                                                                   Data Services, Inc., since 1985.
====================================================================================================================================

* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P. The Director's/Trustee's term is unlimited. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

                                                                                                         Number of
                                                                                                       Portfolios in      Other
                                                                                                       Fund Complex    Directorships
                                           Position(s)   Length                                         Overseen by       Held by
                                              Held       of Time       Principal Occupation(s)           Director/       Director/
Name               Address & Age           with Fund     Served*       During Past 5 Years                Trustee        Trustee
------------------------------------------------------------------------------------------------------------------------------------
       Independent Directors/Trustees
------------------------------------------------------------------------------------------------------------------------------------
Donald W. Burton   614 West Bay Street       Director/  2002 to    General partner of The Burton         25 Funds       ITC Delta-
                   Tampa, FL 33606           Trustee    present    Partnership, Limited Partnership;   41 Portfolios    Com, Inc.,
                   Age: 58                                         Managing General Partner of The                      ITC Holding
                                                                   South Atlantic Venture Funds;                        Company,
                                                                   Member of the Investment Advisory                    Inc.,
                                                                   Committee of the Florida State                       Knology,
                                                                   Board of Administration.                             Inc., Main-
                                                                                                                        Bancorp,
                                                                                                                        N.A., Pri-
                                                                                                                        Care, Inc.,
                                                                                                                        Sumbion,
                                                                                                                        Inc.
====================================================================================================================================
M. Colyer Crum     104 Westcliff Road        Director/  1978 to    James R. Williston Professor of       25 Funds       Cambridge
                   Weston, MA 02493          Trustee    present    Investment Management Emeritus,     41 Portfolios    Bancorp
                   Age: 69                                         Harvard Business School since 1996.
====================================================================================================================================
Laurie Simon       809 Uris Hall             Director/  1999 to    Professor of Finance and Economics,   25 Funds       Junior
Hodrick            3022 Broadway             Trustee    present    Graduate School of Business,        41 Portfolios    League of
                   New York, NY 10027                              Columbia University since 1998;                      Central
                   Age: 39                                         Associate Professor of Finance and                   Westchester
                                                                   Economics, Graduate School of
                                                                   Business,

                                                                   Columbia University from 1996
                                                                   to 1998.
====================================================================================================================================
J. Thomas          One Tampa City Center     Director/  1977 to    Managing Partner of the Witt          25 Funds       Tampa Bay
Touchton           Suite 3405                Trustee    present    Touchton Company since 1972.        41 Portfolios    History
                   201 North                                                                                            Center
                   Franklin Street
                   Tampa, FL 33062
                   Age: 63
====================================================================================================================================
Fred G. Weiss      16450 Maddalena Place     Director/  1999 to    Managing Director of FGW Associates   25 Funds       Watson
                   Delray Beach, FL 33446    Trustee    present    since 1997; Vice President,         41 Portfolios    Pharma-
                   Age: 60                                         Planning, Investment and                             ceuticals,
                                                                   Development of Warner Lambert Co.                    Inc.; BTG
                                                                   from 1979 to 1997.                                   Interna-
                                                                                                                        tional PLC;
                                                                                                                        and the
                                                                                                                        Michael J.
                                                                                                                        Fox Founda-
                                                                                                                        tion for
                                                                                                                        Parkinson's
                                                                                                                        Research.
====================================================================================================================================

*     The Director's/Trustee's term is unlimited.




                                           Position(s)   Length
                                              Held       of Time
Name                   Address & Age       with Fund     Served*              Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
        Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke        P.O. Box 9011       Vice         1999                  First Vice President of FAM and MLIM since 1997
                       Princeton,          President    to present            and the Treasurer thereof since 1999; Senior Vice
                       NJ 08543-9011       and                                President and Treasurer of Princeton Services
                       Age: 41             Treasurer                          since 1999; Vice President of FAMD since 1999;
                                                                              Vice President of FAM and MLIM from 1990 to 1997;
                                                                              Director of Taxation of MLIM since 1990.
------------------------------------------------------------------------------------------------------------------------------------
Robert C. Doll, Jr.    P.O. Box 9011       Senior       2000 to               President of FAM and MLIM since 2001; Co-Head
                       Princeton,          Vice         present               (Americas Region) of FAM and MLIM from 2000 to
                       NJ 08543-9011       President                          2002; Director of Princeton Services since 1999;
                       Age: 47                                                Chief Investment Officer of Oppenheimer Funds,
                                                                              Inc. in 1999 and Executive Vice President thereof
                                                                              from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
R. Elise Baum          P.O. Box 9011       Senior       2002 to               First Vice President of the Investment Adviser
                       Princeton,          Vice         present               since 1999; Vice President since 1995; Senior Fund
                       NJ 08543-9011       President                          Analyst from 1994 to 1995; Fund Analyst from 1993
                       Age: 40                                                to 1994; Consultant from 1992 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Susan B. Baker         P.O. Box 9011       Secretary  2002 to                 Director (Legal Advisory) of the Manager since
                       Princeton,                     present                 1999; Vice President of the Manager from 1993 to
                       NJ 08543-9011                                          1999; attorney associated with the Manager since
                       Age: 44                                                1987.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers of the Fund serve at the pleasure of the Board of Directors.

      Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.

      Custodian                                Transfer Agent

      The Bank of New York                     Financial Data Services, Inc.
      90 Washington Street, 12th Floor         4800 Deer Lake Drive East
      New York, NY 10286                       Jacksonville, FL 32246-6484
                                               (800) 637-3863

                                    30 & 31

[LOGO] Merrill Lynch Investment Managers

                                                               [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Small Cap Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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